                               SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                   FORM 8-K

                                       CURRENT REPORT

                                Pursuant to Section 13 or 15(d)
                            of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

                          Frontier Airlines, Inc.
                  (Exact name of registrant as specified in its charter)

         Colorado                      0-24126                          84-1256945
 (State of Incorporation)      (Commission File Number)              (I.R.S. Employer
                                                                     Identification No.)

        7001 Tower Road, Denver, Colorado                  80249
      (Address of principal executive offices)           (Zip Code)

          (720) 374-4200
  (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated July 31, 2003, entitled "Frontier Airlines Reports Fiscal First
         Quarter 2004 Results".

Item 12.  Results of Operations and Financial Condition.

         On July 31, 2003, Frontier Airlines, Inc. issued a press release announcing its financial results for its first fiscal quarter ending June 30, 2003.  The press release dated July 31, 2003 entitled  "Frontier Airlines Reports Fiscal First
         Quarter 2004 Results" is attached hereto as Exhibit 99.1.

                                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FRONTIER AIRLINES, INC.

Date: July 31, 2003                                  By: /s/  Jeff S. Potter
                                                     Its:  President and CEO

                                                     By: /s/  Paul H. Tate
                                                     Its:  CFO